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                                                              EXHIBIT 10.87


                          RELEASE OF GUARANTY AGREEMENT

          THIS RELEASE OF GUARANTY AGREEMENT ('Release Agreement') is made and entered into as of the 10th day of May, 1996, by and among FIRST INTERSTATE BANK OF NEVADA, N.A., IMPERIAL BANK, NBD BANK (formerly known as NBD BANK, N.A.), UNITED STATES NATIONAL BANK OF OREGON, WEST ONE BANK, IDAHO, FIRST SECURITY BANK OF IDAHO, N.A. and U.S. BANK OF NEVADA (hereinafter collectively called 'Lenders') and FIRST INTERSTATE BANK OF NEVADA, N.A., as administrative and collateral agent, for the Lenders, herein in such capacity called the 'Agent Bank' and together with the Lenders collectively referred to as the 'Banks', parties of the first part, HARD ROCK HOTEL, INC., a Nevada corporation, hereinafter called 'Borrower', party of the second part, and HARVEYS CASINO RESORTS, a Nevada corporation, formerly known as HARVEY'S WAGON WHEEL, INC., a Nevada corporation, hereinafter called 'Guarantor', party of the third part.

                                R_E_C_I_T_A_L_S:

          A. Borrower, Guarantor And Banks (The Sumitomo Bank, Limited, Chicago Branch, having acquired the interest of The Daiwa Bank, Limited by Assignment, Assumption and Consent Agreement dated as of February 2, 1996; First Interstate Bank of Nevada, N.A., having acquired the interest of Societe Generale, by Assignment, Assumption and Consent Agreement dated as of May 9, 1996; and Imperial Bank having acquired the interest of The Sumitomo Bank, Limited, Chicago Branch, by Assignment, Assumption and Consent Agreement dated as of May 10, 1996) entered into a Loan Agreement dated as of December 13, 1993, as amended by First Amendment to Loan Agreement dated as of November 8, 1994, and Second Amendment to Loan Agreement dated as of November 7, 1995 (collectively the 'Loan Agreement'). In this Release Agreement, all capitalized words and terms not otherwise herein defined shall have the respective meanings and be construed herein as provide in Section
1.01 of the Loan Agreement. This Release Agreement shall be deemed to incorporate such words and terms as a part herein in the same manner and with the same effect as if the same were fully set forth herein.

     B. On or about December 13, 1993, Guarantor executed the Guaranty of Loan, as amended by First Amendment to Guaranty of Loan dated as of November 8, 1994, and as further amended by Second Amendment to Guaranty of Loan dated as of November 7, 1995 (collectively the 'Guaranty of Loan') in favor of Lenders for the purpose of guarantying the full and prompt performance of each and

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every term, covenant, representation, warranty and provision of Borrower contained in the Loan Agreement and each of the Loan Documents.

     C. Guarantor has requested that the Banks agree to release Guarantor from: (i) all obligations under the Guaranty of Loan, and (ii) all obligations under the Loan Agreement and any of the Loan Documents under which Guarantor guaranties the performance of the terms, covenants, representations, warranties and provisions by Borrower contained in the Loan Agreement and each of the Loan Documents (collectively the 'Guarantied Obligations').

     D. In consideration of Borrower's prompt performance and compliance with the terms of the Loan Agreement and each of the Loan Documents and in further consideration of the terms and conditions hereinafter set forth, Banks have agreed as of May 10, 1996 (the 'Guaranty Release Effective Date') to release Guarantor from the Guarantied Obligations.

     NOW, THEREFORE in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1. As of the Guaranty Release Effective Date, Banks shall and do hereby unconditionally and irrevocably release and fully discharge Guarantor from each and every of the Guarantied Obligations.

     2. In consideration of its release from the Guarantied Obligations, on the Guaranty Release Effective Date: (i) Guarantor shall pay to Agent Bank a non-refundable fee ('Guaranty Release Fee') in such amount as has been agreed to by and between Guarantor and Agent Bank in the Guaranty Release Fee Side Letter executed concurrently herewith, which Guaranty Release Fee shall be distributed by Agent Bank amongst the Lenders as agreed between them by separate agreement, and (ii) Guarantor agrees to reimburse Agent Bank for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with this Release Agreement, including, but not limited to, reasonable attorneys' fees of Henderson & Nelson and other like expenses.

     3. REPRESENTATIONS AND WARRANTIES. As of the Guaranty Release Effective Date, Borrower hereby reaffirms and ratifies each and every warranty and representation included within Article IV of the Loan Agreement. Borrower further represents that as of the Guaranty Release Effective Date, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the


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Loan Documents.

     4. LOAN AGREEMENT AND LOAN DOCUMENTS UNCHANGED. Except as specifically set forth in this Release Agreement with respect to the release of Guarantor from the Guarantied Obligations, the Loan Agreement and each of the Loan Documents shall remain unchanged and in full force and effect.

     5.COUNTERPARTS.     This Release Agreement may be executed by the
parties hereto in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Release Agreement to be executed as of the day and year first above written.

BORROWER:                               LENDERS:

HARD ROCK HOTEL, INC.,                  FIRST INTERSTATE BANK OF
a Nevada corporation                    NEVADA, N.A., as a Lender
                                        and as Agent Bank

By   Peter A Morton                     By   Grace Bartholet
     President                               Vice President

By   Thomas M. Yturbide                 IMPERIAL BANK
     Secretary                          By   Steven K. Johnson
                                             Senior Vice President

GUARANTOR:                              By   Margo L. Gravin
                                             Vice President
HARVEYS CASINO RESORTS,
a Nevada corporation,                   NBD BANK
formerly known as HARVEY'S              (Formerly known as NBD
WAGON WHEEL, INC., a                      Bank, N.A.)
Nevada corporation
                                        By   James Junker,
                                             Authorized Agent
By   Charles W. Scharer                      Vice President
     President
                                        UNITED STATES NATIONAL
By   Diane Shevlin                      BANK OR OREGON
     Assistant Secretary
                                        By   Dan Rice
                                             Vice President


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                                        WEST ONE BANK, IDAHO

                                        By   Anthony W. Olbrich
                                             Senior Vice President

                                        FIRST SECURITY BANK OF
                                        IDAHO, N.A.
                                        By   David P. Williams
                                             Vice President

                                        U.S. BANK OF NEVADA
                                        By   Kurt Imerman
                                             Vice President